Exhibit 99.1

Certification of Services Performed

Reference is made to that certain proposed Loan Agreement (the “Loan Agreement”), by and between 2017-1 IH BORROWER L.P., a Delaware limited partnership (“Borrower”) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Green River Capital, LLC (“GRC”) has completed the services ordered by Client under the Evaluation Services Agreement dated January 11, 2017 between GRC and Client, in connection with the borrowing of the Loan for the Properties contained in the data tape entitled IH 2017-SFR1 Data Tape Rated (Cutoff 11-30-16) v 12-29-16 (the “data tape”). Furthermore;

1.	GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Properties Schedule and (c) no such Lease contains terms that are materially inconsistent with customary lease terms for the jurisdiction where the applicable Property is located, and (d) all Section 8 leases are correctly reported in the data tape.

2.	GRC has reviewed the data tape of values provided by Borrower used in the calculations and reporting of the purchase prices, lease commencement and expiration dates, rent amounts, Broker Price Opinion amounts, Broker Price Opinion completion dates, and actual renovation costs and verified the correct values on the data tape.

3.	GRC has reviewed the data tape, provided by Borrower, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association and has confirmed, based on, among other things, including title review and that certain Certification of Services Performed provided by OS National, LLC dated on or about the date hereof, that the data provided by Borrower on the data tape is correctly reported.

4.	GRC has reviewed the data tape, provided by Borrower, which indicates which Properties are condominiums and has confirmed, based on property-type designations in the Broker Price Opinion for each Property and, if necessary, based on the county records via an online database, that the designations of Properties as condominiums on the data tape are accurate.

5.	GRC has reviewed the purchase documentation for the Properties provided by Borrower in each case, suitable for the type of purchase. GRC has compared the acquisition amounts provided by Borrower against the documentation provided and verified the correct values on the data tape and identified any discrepancies pursuant to an exception report.

6.	GRC has reviewed a random sample of 100 properties from the Borrower’s data tape and verified that the dollar amount corresponding to the Borrower’s stated actual rehabilitation spending reflected in the Borrower’s data tape is accurate.

7.	GRC has reviewed the aggregate renovation costs by category for each Property and verified that the amount corresponds to the amount reflected on the Borrower’s data tape.

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Green River Capital, LLC

By:	/s/ Richard Lundbeck
Name:	Richard Lundbeck
Title:	Vice President

Date:	January 11, 2017

GRC DILIGENCE CERTIFICATE